UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 12, 2013

_______________________________________________________________________
LEE ENTERPRISES, INCORPORATED
(Exact name of Registrant as specified in its charter)

_______________________________________________________________________

Commission File Number 1-6227

Delaware (State of Incorporation)	42-0823980 (I.R.S. Employer Identification No.)

201 N. Harrison Street, Davenport, Iowa 52801
(Address of Principal Executive Offices)

(563) 383-2100
Registrant's telephone number, including area code

_____________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.	Non-Reliance on Previously Issued Financial Statements and Related Audit Report.

(b) On September 12, 2013, Lee Enterprises, Incorporated (the “Company”) was informed by management of Madison Newspapers, Inc. (“MNI”), a 50% owned equity method investee, that MNI had been notified by McGladrey LLP (“McGladrey”) that reliance should not be placed on McGladrey's audit reports on the consolidated financial statements of MNI for the fiscal years ended September 27, 2009, September 26, 2010, September 25, 2011 and September 30, 2012 (the “McGladrey Audit Reports”). On September 13, 2013, the Company received a letter from McGladrey withdrawing the McGladrey Audit Reports, revoking its consent that was included in the Company's Annual Reports on Form 10-K to incorporate the McGladrey Audit Reports by reference in any of the Company's registration statements and resigning as MNI's auditor.

MNI is not a Significant Subsidiary of the Company, as defined by Rule 1-02(w) of Regulation S-X. However, the Company's registered independent accounting firm, KPMG LLP (“KPMG”), referenced the work of McGladrey in KPMG's audit report on the Company's consolidated financial statements for the 53-week period ended September 30, 2012 and each of the 52-week periods ended September 25, 2011 and September 26, 2010 (the “Company's Consolidated Financial Statements”) in the Company's Annual Report on Form 10-K for the year ended September 30, 2012. Accordingly, KPMG has withdrawn its report on the Company's Consolidated Financial Statements, since KPMG is no longer able to reference the McGladrey Audit Reports on MNI's financial statements.

In accordance with Rule 2-01 of Regulation S-X and the Public Company Accounting Oversight Board (United States) auditing and related professional practice standards, McGladrey has determined that its independence was impaired with respect to the McGladrey Audit Reports. Prior to such determination, the Company did not believe there were any issues relating to McGladrey's independence, and the Company continues to believe that the services provided by McGladrey to MNI, which involved drafting consolidated financial statements and related footnotes, did not compromise McGladrey's integrity or objectivity with respect to the McGladrey Audit Reports. In connection with the McGladrey Audit Reports, McGladrey provided a representation to KPMG that McGladrey was, in fact, independent with respect to the Company and MNI during 2012.

The Company's Audit Committee and management continue to believe that the Company's 2012 Consolidated Financial Statements contained in its previously filed Form 10-K fairly present, in all material respects, the financial condition and results of operations of the Company as of the end of and for the periods presented and may continue to be relied upon, including account balances and disclosures related to MNI.

Nevertheless, in light of the requirements of federal securities laws and regulations and because the purpose of the auditor independence rules is to provide investors with confidence that audits of public companies are carried out objectively and impartially by the independent accounting firms, the Company has retained KPMG to perform additional work on the MNI account balances and disclosures that were previously supported by the McGladrey Audit Reports.

KPMG plans to begin its audit work immediately. The Company plans to file an amended 2012 Annual Report on Form 10-K/A within 30 days, which the Company expects will include KPMG's updated audit report on the Company's Consolidated Financial Statements. There can be no assurance that KPMG will reach the same conclusions as McGladrey regarding the application of accounting standards, management estimates or other factors affecting MNI's financial statements in connection with KPMG's audit process, or that adjustments to MNI's prior financial results will not be required.

On September 16, 2013, the Company provided McGladrey and KPMG with a copy of the disclosures it is making in this Form 8-K in response to Item 4.02(b) of Form 8-K and requested that each of McGladrey and KPMG furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. KPMG's and McGladrey's response letters are included as Exhibits 7.01 and 7.02, respectively, to this Form 8-K.

The Company's Audit Committee of the Board of Directors was informed of the above-described matter on September 12, 2013 and authorized the Company's Vice President, Chief Financial Officer and Treasurer, as well as the Company's Secretary, to work directly with KPMG and McGladrey to resolve the matter.

FORWARD-LOOKING STATEMENTS - The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This Current Report on Form 8-K contains information that may be deemed forward-looking that is based largely on our current expectations, and is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those anticipated. Among such risks, trends and other uncertainties, which in some instances are beyond our control, are our ability to generate cash flows and maintain liquidity sufficient to service our debt, comply with or obtain amendments or waivers of the financial covenants contained in our credit facilities, if necessary, and to refinance our debt as it comes due. Other risks and uncertainties include the impact and duration of continuing adverse conditions in certain aspects of the economy affecting our business, changes in advertising demand, potential changes in newsprint and other commodity prices, energy costs, interest rates, labor costs, legislative and regulatory rulings, difficulties in achieving planned expense reductions, maintaining employee and customer relationships, increased capital costs, maintaining our listing status on the NYSE, competition and other risks detailed from time to time in our publicly filed documents. Any statements that are not statements of historical fact (including statements containing the words “may”, “will”, “would”, “could”, “believe”, “expect”, “anticipate”, “intend”, “plan”, “project”, “consider” and similar expressions) generally should be considered forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements, which are made as of the date of this Current Report on Form 8-K. We do not undertake to publicly update or revise our forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits
		7.01	Letter of KPMG LLP to the SEC dated September 17, 2013
		7.02	Letter of McGladrey LLP to the SEC dated September 17, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date:	September 17, 2013	By:
Carl G. Schmidt
Vice President, Chief Financial Officer,
and Treasurer